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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 and Form S-8 (File Nos. 333-36380, 333-59601, 33-57658,
333-56572, 333-24705, and 33-49801 and 33-59545, 333-45051, 333-46980, and 33-
56084, respectively) of Constellation Energy Group, Inc. of our report dated January 17, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                        /s/ PricewaterhouseCoopers LLP
                                        __________________________
                                        PRICEWATERHOUSECOOPERS LLP

   Baltimore, Maryland
   March 30, 2001

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